Execution Copy

FIRST AMENDMENT TO PROMISSORY NOTES

This FIRST AMENDMENT TO PROMISSORY NOTES, dated as of October 9, 2008 (this "**Amendment**"), is made by and among GROEN BROTHERS AVIATION, INC., a Utah corporation (the "**Company**") and CAPITAL STRATEGIES FUND, LTD., a British Virgin Islands company ("**Lender**").

WHEREAS, Lender holds certain Promissory Notes of the Company (the "**Notes**") as set forth on Schedule A attached hereto, issued on the dates stated therein; and

WHEREAS, Lender desires to extend the maturity date of each of the Notes.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, the parties hereto agree as follows:

1. Definitions. Each capitalized term used and not defined herein has the meaning assigned thereto in the applicable Note.

2. Amendment. Effective as of the date hereof, the Maturity Date (as defined in the Notes) of each of the Notes is hereby extended to April 9, 2009, a copy of which is attached hereto as Exhibit A.

3. General. The foregoing Amendment is limited as provided herein and does not extend to any other provisions of any Note not specified herein or to any other matter. Each Note as amended hereby is ratified and confirmed and shall continue in full force and effect. This Amendment may be executed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument. This Amendment shall be binding upon and inure to the benefit of the Company and its successors and assigns and each Lender and its successors and assigns.

4. Governing Law and Dispute Resolution. This Amendment shall be deemed a contract made under the internal laws of the State of New York and all disputes, claims or controversies arising out of this Amendment, or the negotiation, validity or performance hereof or the transactions contemplated herein, shall be construed under and governed by the laws of such state, without giving effect to its conflicts of laws principles.

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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

COMPANY:

GROEN BROTHERS AVIATION, INC.

By: ______________________
Name: David Groen
Its: President & CEO

Address:

2640 West California Avenue, Suite A
Salt Lake City, Utah 84104
ATT: David Groen
Fax: (801) 973-4027

LENDER:

CAPITAL STRATEGIES FUND, LTD.

By: Westford Global Asset Management Ltd.
Its: Investment Manager

By: ____________________
Name: Steve G. Stevanovich
Title: Director

Address:
Grand Rue 3, 6th Floor
Montreux. CH-1820. Switzerland
Facsimile: +41 21 966 79 22

Signature page to First Amendment to Promissory Notes

EXHIBIT A

PROMISSORY NOTES

SCHEDULE A

PROMISSORY NOTES

NOTES:

Holder	*Principal Amount*	*Date of Issue*
Capital Strategies Fund, Ltd.	$300,000	May 1, 2006
Capital Strategies Fund, Ltd.	$500,000	October 2, 2006
Capital Strategies Fund, Ltd.	$400,000	December 22, 2006
Capital Strategies Fund, Ltd.	$200,000	January 10, 2007